Control Number : 16070269

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF ORGANIZATION

I, Brian P. Kemp, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

Tulsa Management Group LLC

a Domestic Limited Liability Company

has been duly organized under the laws of the State of Georgia on **07/20/2016** by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta
and the State of Georgia on 07/25/2016

Brian P. Kemp
Secretary of State

ARTICLES OF ORGANIZATION

Electronically Filed
Secretary of State
Filing Date: 7/20/2016 3:18:15 PM

BUSINESS INFORMATION	
CONTROL NUMBER	16070269
BUSINESS NAME	Tulsa Management Group LLC
BUSINESS TYPE	Domestic Limited Liability Company
EFFECTIVE DATE	07/20/2016

PRINCIPAL OFFICE ADDRESS	
ADDRESS	2221 Peachtree Road NE, Suite D380, Atlanta, GA, 30309, USA

REGISTERED AGENT'S NAME AND ADDRESS	
NAME	ADDRESS
NATIONAL REGISTERED AGENTS INC	1201 PEACHTREE STREET N.E., Suite 1240, Fulton, Atlanta, GA, 30361, USA

ORGANIZER(S)		
NAME	TITLE	ADDRESS
David Utley	ORGANIZER	38730 Sky Canyon Dr. Suite A, Murrieta, CA, 92563, USA

OPTIONAL PROVISIONS
N/A

AUTHORIZER INFORMATION	
AUTHORIZER SIGNATURE	David Utley
AUTHORIZER TITLE	Organizer

Control Number : 16070269

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

NAME CHANGE

I, Brian P. Kemp, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

Tulsa Management Group LLC
a Domestic Limited Liability Company

has filed articles/certificate of amendment in the Office of the Secretary of State on 09/27/2016 changing its name to

Tulsa Real Estate Fund, LLC
a Domestic Limited Liability Company

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta
and the State of Georgia on 10/05/2016

Brian P. Kemp
Secretary of State

ARTICLES OF AMENDMENT

Electronically Filed
Secretary of State
Filing Date: 9/27/2016 6:50:17 PM

Article 1

Business Name	: Tulsa Management Group LLC
Control Number	: 16070269

Article 2

The date the articles of organization were filed was: 07/20/2016

Article 3

The entity hereby adopts an amendment to change its name to the following new business name:

New Business Name	: Tulsa Real Estate Fund, LLC
Effective Date	: 09/27/2016

Authorizer Information

Authorizer Signature : David Utley **Authorizer Title :** Organizer